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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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     Date of Report (Date of earliest event reported): September 30, 1996
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                                  SERAGEN, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                    0-19855                  04-2662345
        --------                    -------                  ----------
     (State or other              (Commission              (IRS Employer
     jurisdiction of              File Number)           Identification No.
     incorporation)


                 97 SOUTH STREET, HOPKINTON, MASSACHUSETTS 01748
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code; (508) 435-2331

                               Page 1 of 12 pages
                             Exhibit Index on page 4
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ITEM 5. OTHER EVENTS.
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        On September 30, 1996, the Registrant publicly disseminated a press release announcing that it had raised $5 million through the sale of 5,000 shares of Series C convertible preferred stock in a private placement under Regulation D of the U.S. Securities Act of 1933. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
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(c)     Exhibit.

        99.1   The Registrant's press release dated September 30, 1996.

        99.2 Certificate of Designation of Series C Preferred Stock of the Registrant, dated September 27, 1996.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Seragen, Inc.
                                        -------------
                                        (Registrant)


   Date:  October 1, 1996               /s/ Thomas N. Konatich
                                        ----------------------
                                        Thomas N. Konatich
                                        Vice President for Finance


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
                                  EXHIBIT INDEX
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

Exhibit                                                    Sequential
Number             Description                             Page Number
------             -----------                             -----------

99.1               The Registrant's press release dated        5
                   September 30, 1996

99.2               Certificate of Designation of Series C      7
                   Preferred Stock of the Registrant,
                   dated September 27, 1996.






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